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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 25, 2003
                        (Date of earliest event reported)

                              BROADVIEW MEDIA, INC.
                          Commission File Number 0-8508
        (Exact name of Small Business Issuer as specified in its charter)


        Minnesota                                        41-0641789
(State of Incorporation)                       (IRS Employee Identification No.)


                               4455 W. 77th Street
                          Minneapolis, Minnesota 55435
          (Address of principal executive offices, including zip code)

                                  952 835-4455

              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

        On March 25, 2003 the Company completed a $520,000 financing with accredited investors. In connection with the financing, the Company issued 800,000 shares of unregistered Common stock at $.65 per share and warrants for an additional 400,000 shares of the Company's Common stock with an exercise price of $1.25 per share. The Company also announced that Mr. Terry Myhre, who purchased 700,000 of the 800,000 shares above, was elected to the Company's Board of Directors. A press release is attached hereto as Exhibit 99.1. and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

   Exhibit No.   Description of Exhibit
   -----------   ----------------------
   99.1          Press Release, dated
                 March 26, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Broadview Media, Inc.


                                       By /s/ Kenneth Ritterspach
                                          -------------------------------------
                                       Name:  Kenneth Ritterspach
                                       Title: President


Date: March 27, 2003



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                                  EXHIBIT INDEX


Exhibit          Description

  99.1           Press release dated March 26, 2003





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